SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant    [X]
Filed by a party other than the Registrant   [ ]

Check the appropriate box:
     [ ]  Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [X]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         LINEAR TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

     [X]  No fee required.
     [ ]  Fee  computed on table below per Exchange  Act Rules  14a-6(i)(4)  and
          0-11.

          (1)  Title of each class of securities to which transactions  applies:
               _____________________________

          (2)  Aggregate  number of  securities to which  transactions  applies:
               _____________________________

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
               _____________________________

          (4)  Proposed maximum aggregate value of transaction: ________________

          (5)  Total fee paid: _________________________________________________

     [ ]  Fee paid previously with preliminary materials. ______________________

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount previously paid: _________________________________________

          (2)  Form, Schedule or Registration Statement No.: ___________________

          (3)  Filing party: ___________________________________________________

          (4)  Date filed: _____________________________________________________

                          LINEAR TECHNOLOGY CORPORATION

                              ---------------------

                    Notice of Annual Meeting of Shareholders
                         To Be Held on November 4, 1998


TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Linear Technology Corporation, a California corporation (the "Company"), will be held on November 4, 1998 at 3:00 p.m., local time, at the Company's principal executive offices, located at 1630 McCarthy Boulevard, Milpitas, California 95035, for the following purposes:

         1. To elect five directors to serve until the next Annual Meeting of Shareholders and until their successors are elected.

         2. To approve an amendment to the Company's 1996 Incentive Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 4,000,000 shares.

         3. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending June 27, 1999.

         4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record of the Company's Common Stock at the close of business on September 8, 1998, the record date, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

     All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if such shareholder has returned a proxy.


                                        FOR THE BOARD OF DIRECTORS


                                        Arthur F. Schneiderman
                                        Secretary


Milpitas, California
September 25, 1998

--------------------------------------------------------------------------------
     WHETHER  OR NOT YOU PLAN TO ATTEND THE ANNUAL  MEETING,  PLEASE  SIGN,
     DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                          LINEAR TECHNOLOGY CORPORATION

                              ---------------------

                                 PROXY STATEMENT
                                       FOR
                       1998 ANNUAL MEETING OF SHAREHOLDERS

                              ---------------------


                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed Proxy is solicited on behalf of the Board of Directors of Linear Technology Corporation, a California corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held November 4, 1998, at 3:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's principal executive offices, located at 1630 McCarthy Boulevard, Milpitas, California 95035. The telephone number at that location is (408) 432-1900.

     These proxy solicitation materials and the Company's Annual Report to Shareholders for the year ended June 28, 1998, including financial statements, were mailed on or about September 25, 1998 to all shareholders entitled to vote at the Annual Meeting.

Proxies; Revocability of Proxies

     All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Paul Coghlan, Vice President of Finance and Chief Financial Officer) a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting Rights and Solicitation of Proxies

     On all matters other than the election of directors, each share has one vote. Each shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected (which number is currently set at five) multiplied by the number of shares held by such shareholder, or may distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select. However, no shareholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting, and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the shareholder's intention to cumulate votes. If any shareholder gives such notice, all shareholders may cumulate their votes for the candidates in nomination. In the event that cumulative voting is invoked, the proxy holders will have the discretionary authority to vote all proxies received by them in such a manner as to ensure the election of as many of the Board of Directors' nominees as possible. See "Proposal One--Election of Directors."

     The Company will bear the cost of soliciting proxies. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by one or more telephone, telegram, facsimile, e-mail or personal solicitations by directors, officers or regular employees of the Company. No additional compensation will be paid to such persons for such services.

Quorum; Abstentions; Broker Non-Votes

     Under California law, all proposals submitted at the Annual Meeting require for their approval both the affirmative vote of a majority of the shares "represented and voting" at the Annual Meeting and the affirmative vote of a majority of the quorum required for the transaction of business. A quorum is established by the presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock "entitled to vote" at the Annual Meeting, including those shares as to which no votes are cast at the Annual Meeting. Accordingly, abstentions and broker non-votes will be counted as "entitled to vote" and thus represented for purposes of establishing a quorum, but will not be counted for purposes of determining the number of shares which are "represented and voting" with respect to a given proposal.

Deadline for Receipt of Shareholder Proposals; Discretionary Authority to Vote on Shareholder Proposals

     Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 1999 Annual Meeting ("Shareholder Proposals") must be received by the Company no later than May 28, 1999 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

     The Company may use its discretionary voting authority on all Shareholder Proposals not received by the Company on or prior to August 11, 1999.

Record Date and Voting Securities

     Shareholders of record at the close of business on September 8, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 76,969,585 shares of the Company's Common Stock, no par value (the "Common Stock"), were issued and outstanding. No shares of the Company's Preferred Stock are outstanding. Based on the last reported sale on the Nasdaq National Market on September 8, 1998, the market value of one share of Common Stock was $56.09375. For information regarding security ownership by management and by the beneficial owners of more than five percent of the Common Stock, see "Beneficial Security Ownership of Directors, Officers and Certain Other Beneficial Owners."

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

Nominees

     The Company's Bylaws currently provide for a board of five directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are currently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any substitute nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee listed below will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. In any event, the proxy holders cannot vote for more than five persons. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

     The names of the nominees, and certain information about them, are set forth below.

    Name of Nominee          Age(1)        Principal Occupation                 Director Since
    ---------------          ------        --------------------                 --------------
Robert H. Swanson, Jr. .....   60     President and Chief Executive Officer          1981
                                           of the Company

David S. Lee ...............   61     Chairman, Cortelco Systems Holding             1988
                                           Corporation

Leo T. McCarthy ............   68     President, The Daniel Group                    1994

Richard M. Moley ...........   59     Former President and Chief Executive           1994
                                           Officer, StrataCom, Inc.

Thomas S. Volpe ............   47     General Partner, Volpe Brown Whelan &          1984
                                           Company, LLC

-----------------
(1)  As of September 8, 1998.


     There are no family relationships among the Company's directors and executive officers.

     Mr.  Swanson,  a founder of the  Company,  has served as  President,  Chief
Executive Officer and a director of the Company since its incorporation in September 1981. From August 1968 to July 1981, he was employed in various positions at National Semiconductor Corporation, a manufacturer of integrated circuits, including Vice President and General Manager of the Linear Integrated Circuit Operation and Managing Director in Europe.

     Mr. Lee is Chairman of the Board of CMC Industries, Inc., Cortelco Systems Holding Corporation and Photonics Corporation (formerly Qume Corporation). Mr. Lee is also a Regent of the University of California. Currently, Mr. Lee is a member of the Board of Directors of Award Software International, Inc., Centigram Communications Corporation, Pacific International Center for High Technology Research ("PICHTR") and the California Chamber of Commerce and is President of Asian Cultural Teachings.

     Mr. McCarthy has served since January 1995 as President of The Daniel Group, a partnership engaged in international trade in Asia and other investment opportunities. Mr. McCarthy retired from elective office in 1994 after twelve years as Lieutenant Governor of the State of California. His primary responsibility as Lieutenant Governor was to help businesses start and grow through his role as chair of the California Commission for Economic Development. He also serves on the Board of Directors of two mutual funds: the Parnassus Fund, a socially responsible fund with a $300 million investment portfolio in domestic equities and bonds, and Forward Funds, Inc., a mutual fund with a $100 million investment portfolio in domestic and foreign equities and bonds. In December 1996, Mr. McCarthy was appointed by the United States Senate Leadership to the nine member National Gambling Impact Study Commission (the "NGISC"). The NGISC has undertaken a two year study of the economic benefits and/or detriments of all forms of legal gambling in the United States and will make its report to Congress and the President in June 1999.

     Mr. Moley served as Chairman, President and Chief Executive Officer of StrataCom, Inc., a network systems company, from June 1986 until its acquisition by Cisco Systems, Inc. ("Cisco"), a provider of computer internetworking solutions, in July 1996. Mr. Moley served as a board member and as Senior Vice President of Cisco until August 1997, when he became a consultant and private investor. Mr. Moley served in various executive positions at ROLM Corporation ("ROLM"), a telecommunications company, from 1973 to 1986. Prior to joining ROLM, he held management positions in software development and marketing at Hewlett-Packard Company. Mr. Moley also serves on the Board of Directors of CIDCO Incorporated, CMC Industries, Inc. and Echelon Corporation.

     Mr. Volpe is Chief Executive Officer of Volpe Brown Whelan & Company, LLC, a private investment banking and risk capital firm. Until April 1986, he was President and Chief Executive Officer of Hambrecht & Quist Incorporated, an investment banking firm with which he had been affiliated since 1981. From 1978 to 1981, Mr. Volpe was Vice President and Director of the Science and Technology Group for Blyth Eastman Paine Webber, Inc., an investment banking firm. Mr. Volpe also serves on the Board of Directors of a number of privately-held companies.

Vote Required and Recommendation of Board of Directors

     The five nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as directors. Votes withheld will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, but will not be counted as votes cast in the election of directors.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEES SET FORTH HEREIN.

                                  PROPOSAL TWO

                     APPROVAL OF AMENDMENT TO THE COMPANY'S
                        1996 INCENTIVE STOCK OPTION PLAN

General

     The Company's 1996 Incentive Stock Option Plan (the "Plan") was adopted by the Board of Directors in July 1996 and was approved by the Company's shareholders in November 1996. The Plan provides for the granting to employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for the granting to employees and consultants of non-statutory stock options. Unless terminated sooner, the Plan will terminate automatically in July 2006.

Proposal

     In July 1998, the Board of Directors approved an amendment to the Plan to increase the number of shares reserved for issuance thereunder by an additional 4,000,000 shares of Common Stock, for an aggregate of 8,000,000 shares reserved for issuance thereunder.

Required Vote

     The affirmative vote of the holders of a majority of the Common Stock represented and voting at the Annual Meeting is required to approve and ratify the amendment to the Plan.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE AMENDMENT TO THE PLAN.

Summary of the Plan

     The essential provisions of the Plan are outlined below.

     Administration. The Plan is administered by the Board or a committee appointed by the Board (as applicable, the "Administrator"). Such a committee may consist of (i) two or more "non-employee" directors in order to grant options to officers and directors in compliance with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") or (ii) two or more "outside" directors in order to grant options intended to qualify as "performance-based compensation" under the tax laws.

     Eligibility; Limits on Grants. Non-statutory options may be granted to employees, including officers, directors and consultants of the Company, its parent or subsidiaries. Incentive stock options may be granted only to employees, including employee directors and officers. The Administrator approves the participants, the time or times at which options are granted and the number of shares subject to each such grant.

     Limitations. Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options granted to such persons, the Plan provides that no employee, director or consultant may be granted, in any fiscal year of the Company, options to purchase more than 500,000 shares of Common Stock. Notwithstanding this limit, however, in connection with an individual's initial employment with the Company, he or she may be granted options to purchase up to an additional 500,000 shares of Common Stock.

     Terms of Options. The terms of options granted under the Plan are determined by the Administrator. Each option is evidenced by a written agreement between the Company and the optionee to whom such option is granted and is subject to the following additional terms and conditions:

         (a) Exercise of the Option: The Administrator determines when an option becomes exercisable and may accelerate the vesting of any outstanding option. The purchase price of the shares to be purchased upon exercise of an option may be paid, at the discretion of the Administrator, in cash, check, cashless exercise, or other shares of Common Stock (with some restrictions), or, if specified in the optionee's option agreement, other legally permitted consideration at the discretion of the Administrator.

         (b) Exercise Price: The exercise price of an option is determined by the Administrator at the time the option is granted, provided that, generally in the case of an incentive stock option, the exercise price may not be less than 100% of the fair market value of the Common Stock on the date the option is granted, and provided further that, in the case of an incentive stock option granted to an employee who, at the time of such grant, owns stock representing more than ten percent of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company, the exercise price may be no less than 110% of the fair market value of the Common Stock on the date the option is granted.

         (c) Termination of Employment: If an optionee's status as an employee or consultant terminates for any reason other than death or disability, an option under the Plan may be exercised for such period of time as is specified in the option agreement (generally ninety days) after such termination (but in no event later than the date of expiration of the term of the option) and may be exercised only to the extent such option was exercisable and vested on the date of termination. The option agreement may provide for a longer period of time for the option to be exercised after the optionee's death or disability. To the extent the option is exercisable at the time of such termination, the optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance) may exercise all or part of the option at any time during such time periods.

         (d) Expiration of Options: Options granted under the Plan expire as determined by the Administrator, but in no event later than ten years from the date of grant. However, in the case of an incentive stock option granted to an employee who, at the time of such grant, owns stock representing more than ten percent of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company, the term of the option may not be greater than five years. Under the form of option agreement currently used by the Company, options generally expire ten years from the date of grant.

         (e) Non-transferability of Options: Unless otherwise specified by the Administrator, options are non-transferable by the optionee other than by will or by the laws of descent or distribution and are exercisable during the optionee's lifetime only by the optionee.

         (f) Other Provisions: The option agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan, as determined by the Administrator.

     Changes in Capitalization. In the event a change, such as a stock split or stock dividend payable in Common Stock, is made in the Company's capitalization which results in an exchange of Common Stock for a greater or lesser number of shares without receipt of consideration by the Company, appropriate adjustment will be made in the number of shares reserved for issuance under the Plan and in the number of shares subject to each outstanding option under the Plan, as well as in the price per share of Common Stock covered by such option. Such adjustment will be made by the Board of Directors, the determination of which is final, binding and conclusive. In the event of the proposed dissolution or liquidation of the Company, options outstanding under the Plan will terminate immediately prior to such action. The Administrator may, in its discretion provide that each optionee will have the right to exercise all of the optionee's options, including those not otherwise exercisable, until the date ten days prior to the consummation of the liquidation or dissolution. In connection with the proposed sale of all or substantially all of the assets of the Company, or the merger of the Company into another corporation, each outstanding option may be assumed or an equivalent option substituted by the successor corporation. If the successor corporation refuses to assume the options or to substitute substantially equivalent options, the optionee will have the right to exercise the option as to all underlying stock, including shares not otherwise exercisable. In such event, the Administrator will notify the optionee that the option is fully exercisable for fifteen days from the date of such notice and that the option will terminate upon expiration of such period.

     Amendment and Termination of the Plan. The Board of Directors may amend the Plan at any time, or may terminate the Plan, without approval of the shareholders; provided, however, that shareholder approval is required for any amendment to the Plan for which shareholder approval would be required under the Code or other applicable rules, and no action by the Board of Directors or shareholders may unilaterally impair any option previously granted under the Plan. In any event, the Plan will terminate in July 2006. Any options outstanding under the Plan at the time of its termination will remain outstanding until they expire by their terms.

Federal Income Tax Consequences of the Plan

     The following is a summary of the effect of federal income taxation with respect to the grant and exercise of options under the Plan. It does not purport to be complete and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which a participant may reside.

     Incentive Stock Options. An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon the sale or exchange of shares acquired upon exercise of the option more than two years after grant of the option and one year after exercise, any gain or loss will be treated as long-term capital gain or loss. Net capital gains on shares held for more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 of other income. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is an officer, director, or ten percent shareholder of the Company. Unless limited by Section 162(m) of the Code, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

     Non-statutory Stock Options. An optionee will not recognize any taxable income at the time he or she is granted a non-statutory stock option. However, upon the option's exercise, the optionee will recognize taxable income, generally measured as the excess of the then fair market value of the shares purchased over the exercise price. Any taxable income recognized in connection with an option exercised by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as taxable income as described above, will be treated as capital gain or loss, depending on the holding period. Net capital gains on shares held for more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 of other income.

Participation in the Plan

     The grant of options under the Plan to eligible employees and consultants, including the officers listed in the Summary Compensation Table below, is subject to the discretion of the Administrator. As of the Record Date, options to purchase 2,555,575 shares of Common Stock have been granted pursuant to the Plan, no options have been exercised and 1,455,925 shares remain available for future grants.

                                 PROPOSAL THREE

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending June 27, 1999, and recommends that the shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Ernst & Young LLP has audited the Company's financial statements since the fiscal year ended June 30, 1982. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement and are expected to be available to respond to appropriate questions from shareholders.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 27, 1999.

                   BENEFICIAL SECURITY OWNERSHIP OF DIRECTORS,
                  OFFICERS AND CERTAIN OTHER BENEFICIAL OWNERS

Security Ownership

     The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock as of the Record Date, by (a) each beneficial owner of more than 5% of the Company's Common Stock, (b) the Company's Chief Executive Officer and the Com-pany's four other most highly compensated executive officers during fiscal 1998 (collectively, the "Named Executive Officers"), (c) each director of the Company and (d) all directors and executive officers of the Company as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.


                                          Shares Beneficially    Percentage
       Beneficial Owner                          Owned        Beneficially Owned
       ----------------                          -----        ------------------
Janus Capital Corporation(1) ...........        9,429,840          12.2%
     100 Fillmore Street
     Denver, CO 80206-4923

FMR Corp.(2) ...........................        8,104,630          10.5%
     82 Devonshire Street
     Boston, MA 02109

Putnam Investments, Inc.(3) ............        6,640,224           8.6%
     One Post Office Square
     Boston, MA 02109

Robert H. Swanson, Jr.(4) ..............          323,200            *

Robert C. Dobkin(5) ....................          364,658            *

Clive B. Davies(6) .....................          395,564            *

Paul Coghlan(7) ........................          236,112            *

Hans J. Zapf(8) ........................          144,500            *

Thomas S. Volpe(9) .....................           48,000            *

David S. Lee(10) .......................           18,000            *

Leo T. McCarthy(11) ....................           37,000            *

Richard M. Moley(9) ....................           48,000            *

All directors and executive officers as a
  group (14 persons)(4)(5)(6)(12) ......        1,753,534           2.2%

-----------------

  *  Less than one percent of the outstanding Common Stock.

 (1) As reported by Janus Capital Corporation ("Janus") as of July 10, 1998. Includes 7,677,715 shares beneficially owned by Janus Fund. Janus and Janus Fund have shared voting power and shared dispositive power with respect to the shares beneficially owned by Janus and Janus Fund.

 (2) As reported by FMR Corp. ("FMR") as of February 14, 1998. Consists of 6,815,540 shares beneficially owned by Fidelity Management & Research Company ("FMRC"), 1,250,540 shares beneficially owned by Fidelity Management Trust Company ("FMTC"), 34,600 shares beneficially owned by Fidelity International Limited ("FIL") and 24,500 shares beneficially owned directly by Edward C. Johnson 3d. FMR has sole voting power with respect to 959,240 shares and has sole dispositive power with respect to the 8,092,980 shares beneficially owned by FMRC and FMTC. FIL has sole voting and dispositive power with respect to all the shares it beneficially owns. Edward C. Johnson has sole voting and dispositive control with respect to 13,500 shares and shared voting and dispositive power with respect to 11,000 shares.

 (3) As reported by Putnam Investments, Inc. ("PI") as of September 17, 1998. Consists of 6,500,647 shares held by Putnam Investment Management, Inc.
     ("PIM") and 139,577 shares held by The Putnam Advisory Company, Inc. ("PAC"), each a registered investment advisor under the Investment Advisers Act of 1940. PIM and PAC are deemed to be beneficial owners of the shares held by their respective investment advisory clients. PI, a wholly owned subsidiary of Marsh & McLennan Companies, Inc. ("MMC"), is the sole owner of PIM and PAC. PI and MMC disclaim the power to vote or dispose of, or to direct the voting or disposition of, any of the securities owned by PIM and PAC.

 (4) Includes 163,200 shares issued in the name of Robert H. Swanson, Jr. and Sheila L. Swanson, Trustees of the Robert H. Swanson, Jr. and Sheila L. Swanson Trust U/D/T dated May 27, 1976. Also includes 160,000 shares issuable pursuant to options exercisable within 60 days of September 8, 1998.

 (5) Includes 200,158 shares issued in the name of Robert C. Dobkin and Kathleen
     C. Dobkin Trustees of the Dobkin Family Trust W/D/T 9/16/91. Also includes 164,500 shares issuable pursuant to options exercisable within 60 days of September 8, 1998.

 (6) Includes 159,064 shares issued in the name of Clive B. Davies and Carol B. Davies Trustees of the Davies Living Trust 9/9/94. Also includes 236,500 shares issuable pursuant to options exercisable within 60 days of September 8, 1998.

 (7) Includes 217,500 shares issuable pursuant to options exercisable within 60 days of September 8, 1998.

 (8) Includes 132,000 shares issuable pursuant to options exercisable within 60 days of September 8, 1998.

 (9) Consists of 48,000 shares issuable pursuant to options exercisable within 60 days of September 8, 1998.

(10) Consists of 18,000 shares issuable pursuant to options exercisable within 60 days of September 8, 1998.

(11) Consists of 37,000 shares issuable pursuant to options exercisable within 60 days of September 8, 1998.

(12) Includes 1,200,000 shares issuable pursuant to options exercisable within 60 days of September 8, 1998.


Board Meetings and Committees

     The Board of Directors of the Company held a total of four meetings during the fiscal year ended June 28, 1998. No director attended fewer than 75% of the meetings of the Board of Directors and its committees upon which such director served. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee or any committee performing similar functions.

     The Audit Committee of the Board of Directors currently consists of directors Lee, McCarthy, Moley and Volpe, and held a total of four meetings during the last fiscal year. The Audit Committee recommends engagement of the Company's independent auditors, and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

     The Compensation Committee of the Board of Directors currently consists of directors Lee, McCarthy, Moley and Volpe, and held a total of four meetings during the last fiscal year. The Compensation Committee reviews and approves the Company's executive compensation policy, including the salaries and target bonuses of the Company's executive officers, and administers the Company's employee stock plans.

Director Compensation

     The Company currently pays each non-employee director an annual retainer of $20,000 and a fee of $1,500 for each meeting of the Board of Directors attended.

Compensation Committee Interlocks and Insider Participation

     The Company's Compensation Committee currently consists of directors Lee, McCarthy, Moley and Volpe. No executive officer of the Company served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during the last fiscal year.

Section 16(a) Beneficial Ownership Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)"), requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and amendments thereto and changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Such executive officers, directors and ten percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon its review of copies of such forms and amendments, if any, received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that it has complied with all Section 16(a) filing requirements applicable to its executive officers and directors during the year ended June 28, 1998.

Executive Officer Compensation

     The following table sets forth all compensation received for services rendered to the Company in all capacities, for the last three fiscal years ended June 28, 1998, by the Named Executive Officers:

                                                     Summary Compensation Table

                                                                                              Underlying     All Other
Name and Principal Position                         Year       Salary          Bonus(1)         Options    Compensation(2)
---------------------------                         ----       ------          --------         -------    ---------------
Robert H. Swanson, Jr ..........................    1998    $  268,258       $1,273,804          125,000    $   23,790
 President and Chief                                1997       262,260          827,910          200,000        22,139
 Executive Officer                                  1996       234,135          958,361             --          32,936

Clive B. Davies ................................    1998    $  241,662       $  979,622           65,000    $   22,620
 Vice President and                                 1997       224,315          641,303          100,000        21,083
 Chief Operating Officer                            1996       218,621          774,366             --          28,470

Robert C. Dobkin ...............................    1998    $  237,717       $  908,210           95,000    $   22,172
 Vice President, Engineering                        1997       220,683          610,080          150,000        20,372
                                                    1996       215,214          733,649             --          27,933

Paul Coghlan ...................................    1998    $  232,833       $  861,497           45,000    $   21,820
 Vice President, Finance and                        1997       215,620          573,807           70,000        20,379
 Chief Financial Officer                            1996       209,733          697,141             --          26,836

Hans J. Zapf ...................................    1998    $  218,827(3)    $  486,689           40,000    $   22,258
 Vice President, International Sales                1997       231,284(3)       359,278           70,000        20,352
                                                    1996       210,191(3)       407,883             --          27,298

-----------------
(1) Includes cash profit sharing and cash bonuses earned for the fiscal year, whether accrued or paid.
(2) Includes insurance premiums paid by the Company under its life insurance program. Also includes 401(k) profit sharing distributions earned by the officer during the fiscal year.
(3)  Includes sales commissions earned by Mr. Zapf for the fiscal year.

Option Grants in Last Fiscal Year

     The following table shows, as to the Named Officers, information concerning stock options granted during the year ended June 28, 1998.

                                                       Individual Grants
                               -----------------------------------------------------------------
                                                                                                   Potential Realizable Value
                                                                                                                at
                                Number of       Percent of                                           Assumed Annual Rates of
                               Securities      Total Options                                         Stock Price Appreciation
                               Underlying       Granted to                                              for Option Term(3)
                                Options        Employees in      Exercise Price     Expiration     ----------------------------
             Name               Granted       Fiscal Year(1)       Per Share         Date(2)           5%             10%
------------------------------ ------------   ----------------   ----------------   ------------   ------------   -------------
Robert H. Swanson, Jr. .......  125,000            4.3%             $ 51.875         01/12/08      $4,077,989     $10,334,425
Clive B. Davies ..............   65,000            2.3                51.875         01/12/08       2,120,554       5,373,901
Robert C. Dobkin .............   95,000            3.3                51.875         01/12/08       3,099,271       7,854,163
Paul Coghlan .................   45,000            1.6                51.875         01/12/08       1,468,076       3,720,393
Hans J. Zapf .................   40,000            1.4                51.875         01/12/08       1,304,956       3,307,016

-----------------
(1) The Company granted to employees options to purchase 2,875,575 shares of Common Stock in fiscal 1998.
(2) Options may terminate before their expiration upon the termination of optionee's status as an employee, director or consultant, the optionee's death or disability or an acquisition of the Company.
(3) Potential realizable value assumes that the stock price increases from the date of grant until the end of the option term (10 years) at the annual rate specified (5% and 10%). Annual compounding results in total appreciation of approximately 63% (at 5% per year) and 159% (at 10% per year).  If the  price  per  share of the  Company's  Common  Stock  were to
     increase   at  such  rates  from  the  price  at  the  date  of  the  above grants--$51.875 per share--over the next 10 years, the resulting stock price at 5% and 10% appreciation would be approximately $84.50 per share and approximately $134.55 per share, respectively. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future stock price growth.


Option Exercises and Holdings

     The following table provides information with respect to option exercises in fiscal 1998 by the Named Executive Officers and the value of such officers' unexercised options at June 28, 1998.


                   Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values


                                                             Number of Shares Underlying      Value of Unexercised
                                                               Unexercised Options at        In-the-Money Options at
                                   Shares                          Fiscal Year-end             Fiscal Year-end(2)
                                  Acquired        Value     ----------------------------- -----------------------------
             Name                on Exercise   Realized(1)   Exercisable   Unexercisable   Exercisable   Unexercisable
------------------------------- ------------- ------------- ------------- --------------- ------------- ---------------
Robert H. Swanson, Jr. ........    75,000      $4,353,125      120,000       285,000       $4,815,000     $7,003,750
Clive B. Davies ...............    40,000       2,660,000      210,000       145,000        9,815,625      3,523,750
Robert C. Dobkin ..............    50,000       2,786,875      125,000       215,000        5,164,375      5,263,750
Paul Coghlan ..................    45,000       3,093,918      199,000       101,000        9,888,216      2,462,250
Hans J. Zapf ..................    27,000       1,735,500      117,000        93,000        5,782,125      2,285,375

-----------------
(1) Market value of underlying securities on the exercise date, minus the exercise price.
(2) Value is based on the last reported sale price of the Common Stock on the Nasdaq National Market of $60.625 per share on June 26, 1998 (the last trading day for fiscal 1998), minus the exercise price.

                                PERFORMANCE GRAPH

     The following graph shows a five-year comparison of cumulative total shareholder return, calculated on a dividend reinvested basis, for Linear Technology Corporation ("LLTC"), the Nasdaq National Market ("Nasdaq") and the Semiconductor Subgroup of the S&P Electronics Index (the "Semiconductor Index"). The graph assumes that $100 was invested in the Company's Common Stock, in Nasdaq and in the Semiconductor Index on the last trading day of the Company's 1993 fiscal year. Note that historic stock price performance is not necessarily indicative of future stock price performance.


[The following descriptive data supplied in accordance with Rule 304(d) of Regulation S-T]


         Year                LLTC     Nasdaq     Semiconductor Index
         ----                ----     ------     -------------------
         June 1993  ......    100      100               100
         June 1994  ......    153      100               106
         June 1995  ......    231      133               198
         June 1996  ......    211      168               181
         June 1997  ......    366      205               337
         June 1998  ......    428      269               341

                          COMPENSATION COMMITTEE REPORT

Introduction

     The Compensation Committee of the Board of Directors (the "Committee") is composed only of non-employee directors. It is responsible for reviewing and recommending for approval by the Board of Directors the Company's compensation practices, executive salary levels and variable compensation programs, both cash-based and equity-based. The Committee generally determines base salary levels for executive officers of the Company at or about the start of each fiscal year and determines actual bonuses at the end of each six-month fiscal period based upon Company and individual performance.

Compensation Philosophy

     The Committee has adopted an executive pay-for-performance philosophy covering all executive officers, including the Chief Executive Officer. This philosophy emphasizes variable compensation in order to align executive compensation with the Company's business objectives and performance and to attract, retain and reward executives who contribute both to the short-term and long-term success of the Company. Pay is sufficiently variable that above-average performance results in above-average total compensation, and below-average performance for the Company or the individual results in below-average below-average performance for the Company or the individual results in below-average total compensation. The focus is on corporate performance and individual contributions toward that performance.

Compensation Program

     The Company has a comprehensive compensation program which consists of cash compensation, both fixed and variable, and equity-based compensation. The program has four principal components, which are intended to attract, retain, motivate and reward executives who are expected to manage both the short-term and long-term success of the Company. These components are:

     Cash-Based Compensation

         Base Salary--Base salary is predicated on industry and peer group comparisons and on performance judgments as to the past and expected future contribution of the individual executive officer. In general, salary increases are made based on median increases in salaries for similar executives of similar-size companies in the high technology industry.

         Profit Sharing--Profit sharing payments are distributed semi-annually to all employees, including executives, from a profit sharing pool. The amount of the pool is largely determined by the magnitude of sales and operating income for the six-month period. This pool is distributed to all eligible employees based on the ratio of their individual salary to total salaries for all employees. A portion of this profit sharing is paid directly into a 401(k) retirement plan for all employees.

         Bonuses--The Company has a discretionary key employee incentive pool pursuant to which executive officers and a limited number of key employees may receive semi-annual cash bonuses. Targets for sales growth and operating income as a percentage of sales influence the size of the pool. Individual payments are made based on the Company's achievement of these targets and upon the individual's personal and departmental performance.

     In 1996, the Company adopted a senior executive bonus plan to facilitate, under Section 162(m) of the Internal Revenue Code, the federal income tax deductibility of compensation paid to the Company's most highly compensated executive officers. In fiscal 1998, the participants were Messrs. Swanson, Davies, Dobkin and Coghlan. In fiscal 1999, the plan will include the Chief Executive Officer and each of the Company's four other most highly compensated executive officers.

     Equity-Based Compensation

         Stock Options--Stock options are granted periodically to provide additional incentive to executives and other key employees to work to maximize long-term total return to shareholders. The options vest over a five-year period to encourage option holders to continue in the employ of the Company. Over 35% of worldwide employees have received stock options. In granting options, the Compensation Committee takes into account the number of shares and outstanding options already held by the individual.

Chief Executive Officer Compensation

     The Committee uses the same factors and criteria described above for compensation decisions regarding the Chief Executive Officer.

Compensation Limitations for Tax Purposes

     The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code adopted under the federal Revenue Reconciliation Act of 1993. Section 162(m) generally disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the Named Executive Officers, unless compensation is performance-based. The Company's policy is to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax laws. In fiscal 1997, the Company implemented the Senior Executive Bonus Plan in order to qualify certain bonus payments to the Named Executive Officers as performance-based compensation under Section 162(m). The Committee believes that the implementation of the Senior Executive Bonus Plan enables the Company to compensate its executive officers in accordance with its pay-for-performance philosophy while maximizing the deductibility of such compensation. However, the Committee recognizes that the loss of a tax deduction may be necessary in some circumstances.

Summary

     The Committee believes that a fair and motivating compensation program has played a critical role in the success of the Company. The Committee reviews this program on an ongoing basis to evaluate its continued effectiveness.


                                        Respectfully submitted by:

                                        The Compensation Committee

                                        David S. Lee
                                        Leo T. McCarthy
                                        Richard M. Moley
                                        Thomas S. Volpe

                                  OTHER MATTERS

     The  Company  knows of no  other  matters  to be  submitted  to the  Annual
Meeting. If any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.


                                     BY ORDER OF THE BOARD OF DIRECTORS


Dated: September 25, 1998

                                                                      APPENDIX A

________________________________________________________________________________

PROXY                     LINEAR TECHNOLOGY CORPORATION                    PROXY
                      1998 ANNUAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of Linear Technology Corporation, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of
Shareholders and Proxy Statement, each dated September 25, 1998, and hereby appoints Robert H. Swanson, Jr. and Paul Coghlan, or either of them, as proxies and attorneys-in-fact, each with full power to, on behalf and in the name of the undersigned, represent the undersigned at the 1998 Annual Meeting of Shareholders of Linear Technology Corporation to be held on November 4, 1998, at 3:00 p.m. local time, at the Company's principal executive offices, located at 1630 McCarthy Boulevard, Milpitas, California 95035, and at any postponement or adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and, in their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment thereof.

     This proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of the specified nominees as directors, FOR the approval of the amendment of the 1996 Incentive Stock Option Plan, FOR the ratification of the appointment of Ernst & Young LLP as independent auditors, and as said proxies deem advisable on such other matters as may properly come before the meeting.

                 (Continued and to be signed on the other side)

________________________________________________________________________________


                            ^ FOLD AND DETACH HERE ^



ATTENTION:     PLEASE NOTE THAT THIS BOX WILL NOT BE PRINTED.  IT IS TO SHOW THE
               TEXT POSITION ON THE FRONT OF THIS PROXY CARD

____________________________________________________________________________________________________________________________________
                                                                                                                    [X]  Please mark
                                                                                                                          your votes
                                                                                                                          as in this
                                                                                                                            example


                                         FOR       WITHHELD
                                         ALL       FROM ALL
1. ELECTION OF DIRECTORS.              NOMINEES    NOMINEES          2. Proposal to approve amendment of the   FOR  AGAINST  ABSTAIN
   NOMINEES:                                                            1996 Incentive Stock Option Plan.      [ ]    [ ]      [ ]
   Robert H. Swanson, Jr.;               [ ]         [ ]
   David S. Lee; Leo T. McCarthy;                                    3. Proposal  to ratify the  appointment
   Richard M. Moley; Thomas S. Volpe                                    of   Ernst  &   Young   LLP  as  the   [ ]    [ ]      [ ]
                                                                        independent auditors of the Company.
   INSTRUCTION: To withhold authority to vote for any
   individual nominee, write that nominee's name in the              In their  discretion,  upon such  other
   space provided below.                                             matter or matters as which may properly
                                                                     come  before  the  meeting  and/or  any
                                                                     postponement of adjournment thereof.
[ ] ______________________________________
    For all nominees except
    as noted above

                                                                                     THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO
                                                                                     CONTRARY DIRECTION IS INDICATED,  WILL BE VOTED
                                                                                     FOR THE ELECTION OF THE  SPECIFIED  NOMINEES AS
                                                                                     DIRECTORS, FOR THE APPROVAL OF THE AMENDMENT OF
                                                                                     THE 1996  INCENTIVE  STOCK OPTION PLAN, FOR THE
                                                                                     RATIFICATION  OF THE  APPOINTMENT  OF  ERNST  &
                                                                                     YOUNG LLP AS INDEPENDENT AUDITORS,  AND AS SAID
                                                                                     PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS
                                                                                     MAY COME BEFORE THIS MEETING.

                                                                                     In their discretion,  upon such other matter or
                                                                                     matters  which may  properly  come  before  the
                                                                                     meeting and/or any  postponement or adjournment
                                                                                     thereof.


Signature(s) _____________________________________________________________________         Dated _________________________________
Signature(s) of Shareholder or Authorized Signatory
This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed  envelope.  Persons  signing in a fiduciary  capacity  should so by signing and printing name and by printing title. If shares are held by joint tenants or as community  property,  both should sign.
____________________________________________________________________________________________________________________________________

                                                      ^ FOLD AND DETACH HERE ^



ATTENTION:     PLEASE NOTE THAT THIS BOX WILL NOT BE PRINTED.  IT IS TO SHOW THE
               TEXT POSITION ON THE BACK OF THIS PROXY CARD

                                                                      APPENDIX B

                          LINEAR TECHNOLOGY CORPORATION
                        1996 INCENTIVE STOCK OPTION PLAN


         1. Purposes of the Plan. The purposes of this Stock Plan are:

               o to attract and retain the best available personnel for positions of substantial responsibility,

               o to provide additional incentive to Employees, Directors and Consultants, and

               o  to promote the success of the Company's business.

         Options granted under the Plan may be Incentive Stock Options or Non-statutory Stock Options, as determined by the Administrator at the time of grant.

         2. Definitions. As used herein, the following definitions shall apply:

               (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

               (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Internal Revenue Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

               (c) "Board" means the Board of Directors of the Company.

               (d) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

               (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

               (f) "Common Stock" means the Common Stock of the Company.

               (g) "Company" means Linear Technology Corporation, a California corporation.

               (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

               (i) "Director" means a member of the Board.

               (j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code.

               (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-statutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

               (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                       (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing bid price for such stock as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                       (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                       (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

               (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code and the regulations promulgated thereunder.

               (o) "Non-statutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

               (p) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

               (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (r) "Option" means a stock option granted pursuant to the Plan.

               (s) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

               (t) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

               (u) "Optioned Stock" means the Common Stock subject to an Option.

               (v) "Optionee" means the holder of an outstanding Option granted under the Plan.

               (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Internal Revenue Code.

               (x) "Plan" means this 1996 Incentive Stock Option Plan.

               (y) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

               (z) "Section 16(b)" means Section 16(b) of the Exchange Act.

               (aa)   "Service   Provider"   means  an  Employee,   Director  or
Consultant.

               (bb) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

               (cc) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code.

        3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 8,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

               If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

        4. Administration of the Plan.

               (a)     Procedure.

                       (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

                       (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as
"performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code.

                       (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                       (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

               (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                       (i) to determine the Fair Market Value;

                       (ii) to select the Service Providers to whom Options may be granted hereunder;

                       (iii) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

                       (iv) to approve forms of agreement for use under the Plan;

                       (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                       (vi) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                       (vii)  to institute an Option Exchange Program;

                       (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                       (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                       (x) to modify or amend each Option (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                       (xi) to allow Optionee to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                       (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

                       (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

               (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

        5. Eligibility. Non-statutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

        6.     Limitations.

               (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Non-statutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Non-statutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

               (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

               (c) The following limitations shall apply to grants of Options:

                       (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

                       (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above.

                       (iii)  The  foregoing   limitations   shall  be  adjusted
proportionately in connection with any change in the Company's capitalization as described in Section 13.

                       (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

        7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

        8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

        9.     Option Exercise Price and Consideration.

               (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                       (i) In the case of an Incentive Stock Option

                              (A)  granted to an  Employee  who, at the time the
Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                              (B) granted to any Employee other than an Employee
described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                       (ii) In the case of a Non-statutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Non-statutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                       (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

               (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

               (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                       (i) cash;

                       (ii) check;

                       (iii) promissory note;

                       (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                       (v)  consideration   received  by  the  Company  under  a
cashless exercise program implemented by the Company in connection with the Plan;

                       (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                       (vii)  any  combination  of  the  foregoing   methods  of
payment; or

                       (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

        10. Exercise of Option.

               (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

                       An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

                       Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

        11. Non-Transferability of Options. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the
Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

        12. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

               (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

               (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of thirty (30) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

        13. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

        14. Amendment and Termination of the Plan.

               (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

               (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

               (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to options granted under the Plan prior to the date of such termination.

        15. Conditions Upon Issuance of Shares.

               (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        16. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        18. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.